                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                   ----------


                                    FORM 8-K


                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): June 16, 1999
                                                           -------------

                            CITYSCAPE FINANCIAL CORP.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

          DELAWARE                        0-27314                          11-2994671
---------------------------        ----------------------       ---------------------------------
State or Other Jurisdiction        Commission File Number       (IRS Employer Identification No.)
      of Incorporation

  565 Taxter Road, Elmsford, New York                              10523-2300
--------------------------------------------------------------------------------
(Address of Principal Executive Offices)                            Zip Code


Registrant's telephone number, including area code: (914) 592-6677
                                                    --------------

                       ----------------------------------
                         Former name or former address,
                          if changed since last report

Item 3. Bankruptcy or Receivership.

       On October 6, 1998, Cityscape Financial Corp. ("Cityscape") announced that it and Cityscape Corp., Cityscape's wholly-owned subsidiary ("CSC"), filed a joint prepackaged plan of reorganization pursuant to chapter 11 of the United States Bankruptcy Code in the United States Bankruptcy Court for the Southern District of New York. In April 1999, Cityscape and CSC filed their First Amended Joint Plan Of Reorganization dated as of April 27, 1999. On June 16, 1999, the bankruptcy court entered the order confirming the reorganization plan . The proceedings are captioned In re Cityscape Financial Corp. (Case No. 98-B-22569
(ASH)), and In re Cityscape Corp. (Case No. 98-B-22570 (ASH)).

       The reorganization plan provides for substantive consolidation of the assets of Cityscape and CSC and for distributions to creditors as summarized below. Estimated recoveries are based upon (1) principal of and accrued and unpaid interest on Cityscape's old senior notes (Cityscape's 12 3/4% Senior Notes due 2004) and old subordinated debentures (Cityscape's 6% Convertible Subordinated Debentures due 2006) as of the petition date and (2) an estimated aggregate amount of allowed claims in classes 5 and 5a of $10.0 million. On the effective date of the reorganization plan, of the 25.0 million shares of new common stock that are authorized, approximately 7.7 million shares will be issued and outstanding and the remainder of which will be available for future issuance in respect of claims and interests filed and allowed under the reorganization plan.

----------------------------------------------------------------------------------------------------------------------------
                                                                                                                   ESTIMATED
CLASS       DESCRIPTION                                TREATMENT                                                   RECOVERY
-----       -----------                                ---------                                                   --------
----------------------------------------------------------------------------------------------------------------------------
N/A         Administrative claims (unclassified)       Each holder will be paid cash equal to the full amount      100%
                                                       of its claim on, or as soon as practicable after, the
                                                       later of the effective date of the reorganization plan
                                                       and the day on which such claim becomes an allowed
                                                       claim, unless (i) the holder and the debtors or the
                                                       reorganized company agree to other treatment, or (ii) an
                                                       order of the bankruptcy court provides for other terms.
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

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
----------------------------------------------------------------------------------------------------------------------------
                                                                                                                   ESTIMATED
CLASS       DESCRIPTION                                TREATMENT                                                   RECOVERY
-----       -----------                                ---------                                                   --------
----------------------------------------------------------------------------------------------------------------------------
N/A         Priority tax claims (unclassified)         Each holder will receive, at the sole option of the         100%
                                                       reorganized company (i) cash equal to the unpaid portion
                                                       of such holder's claim, or (ii) equal quarterly cash
                                                       payments in an aggregate amount equal to such claim,
                                                       together with interest at a fixed annual rate to be
                                                       determined by the bankruptcy court or otherwise agreed
                                                       to by the holder and the reorganized company over a
                                                       period through the sixth anniversary of the date of
                                                       assessment of such claim, or upon other terms approved
                                                       by the bankruptcy court.
----------------------------------------------------------------------------------------------------------------------------
1           Bank claims                                Unimpaired. To the extent there are any allowed bank        100%
                                                       claims as of the effective date of the reorganization
                                                       plan, each holder of an allowed bank claim will be paid
                                                       in full in cash on the effective date of the
                                                       reorganization plan.
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2a et seq.  Other secured claims (other than           Unimpaired. Either (i) the claim will be left unaltered,    100%
            secured claims in class 1)                 (ii) any default with respect the claim (other than a
                                                       default of a kind specified in Section 365(b)(2) of the
                                                       Bankruptcy Code) will be cured, the maturity of the claim
                                                       will be reinstated and the holder of the claim will be
                                                       compensated for any damages, or (iii) the claim will
                                                       receive other treatment to which the holder consents.
----------------------------------------------------------------------------------------------------------------------------
3           Priority claims                            Unimpaired. Each holder will receive cash equal to the      100%
                                                       amount of its claim, or other treatment, as determined
                                                       by the bankruptcy court, required to render such claim
                                                       unimpaired.
----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
                                                                                                                   ESTIMATED
CLASS       DESCRIPTION                                TREATMENT                                                   RECOVERY
-----       -----------                                ---------                                                   --------
----------------------------------------------------------------------------------------------------------------------------
4 and 4a    Senior note claims and small senior        Impaired. Each holder of an allowed class 4 Claim will      22.1%
            note claims                                receive a pro rata portion of 7,346,708 shares of new
                                                       common stock (i.e., one share of new common stock for
                                                       every $45.26 in principal of and accrued interest on
                                                       such holder's old senior notes). Each holder of a class
                                                       4a claim (i.e., claims represented by old senior notes
                                                       of a principal amount of $5,000 or less) will receive
                                                       cash in an amount equal to $10.00 multiplied by the
                                                       number of shares of new common stock that such holder
                                                       would have been entitled to receive as a holder of an
                                                       allowed class 4 claim. Any holder of a class 4a claim,
                                                       however, may elect on a ballot or otherwise in writing
                                                       to receive the treatment afforded by class 4 (i.e., new
                                                       common stock) rather than class 4a (i.e., cash).
----------------------------------------------------------------------------------------------------------------------------
5 and 5a    General unsecured claims and small         Impaired. Each holder of an allowed class 5 claim will      16.6%
            unsecured claims                           receive on account of its allowed claim one share of new
                                                       common stock for every $60.32 of its allowed claim. Each
                                                       holder of an allowed class 5a claim (i.e., general
                                                       unsecured claims of $8,000 or less) will receive cash in
                                                       an amount equal to $10.00 multiplied by the number of
                                                       shares of new common stock that it would have been
                                                       entitled to receive as a holder of an allowed class 5
                                                       claim. Any holder of a class 5a claim, however, may
                                                       elect on a ballot or otherwise in writing to receive the
                                                       treatment afforded by class 5 (i.e., new common stock)
                                                       rather than class 5a (i.e., cash).
----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
                                                                                                                   ESTIMATED
CLASS       DESCRIPTION                                TREATMENT                                                   RECOVERY
-----       -----------                                ---------                                                   --------
----------------------------------------------------------------------------------------------------------------------------
6 and 6a    Subordinated debenture claims and          Impaired. Each holder of an allowed class 6 claim will      3.2%
            small subordinated debenture claims        receive a pro rata portion of 431,702 shares of new
                                                       common stock (i.e., one share of new common stock for
                                                       every $316.56 in principal of and accrued interest on
                                                       such Holder's old subordinated debentures). Each holder
                                                       of an allowed class 6a claim (i.e., claims represented
                                                       by old subordinated debentures of a principal amount of
                                                       $50,000 or less) will receive cash in an amount equal to
                                                       (i) $10.00, multiplied by (ii) the number of shares of
                                                       new common stock that such holder would have been
                                                       entitled to receive as a holder of an allowed class 6
                                                       claim. Any holder of a class 6a claim, however, may
                                                       elect on a ballot or otherwise in writing to receive the
                                                       treatment afforded by class 6 (i.e., new common stock)
                                                       rather than class 6a (i.e., cash).
----------------------------------------------------------------------------------------------------------------------------
7           Securities claims of old debt              Impaired. Holders will not receive or retain any interest   0%
                                                       or property under the reorganization plan.
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8           Interests of holders of Series A           Impaired. Holders will not receive or retain any interest   0%
            Preferred Stock                            or property under the reorganization plan.
----------------------------------------------------------------------------------------------------------------------------
9           Securities claims of Series A              Impaired. Holders will not receive or retain any interest   0%
            Preferred Stock                            or property under the reorganization plan.
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10          Interests of holders of Series B           Impaired. Holders will not receive or retain any interest   0%
            Preferred Stock                            or property under the reorganization plan.
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11          Securities claims of Series B              Impaired. Holders will not receive or retain any interest   0%
            Preferred Stock                            or property under the reorganization plan.
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12          Interests of holders of old Cityscape      Impaired. Holders will not receive or retain any interest   0%
            common stock                               or property under the reorganization plan.
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13          Interests of holders of old stock rights   Impaired.  Holders will not receive or retain any interest  0%
            in Cityscape and all claims arising out    or property under the reorganization plan.
            of these old stock rights
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

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
----------------------------------------------------------------------------------------------------------------------------
                                                                                                                   ESTIMATED
CLASS       DESCRIPTION                                TREATMENT                                                   RECOVERY
-----       -----------                                ---------                                                   --------
----------------------------------------------------------------------------------------------------------------------------
14          Securities claims of old Cityscape         Impaired.  Holders will not receive or retain any interest  0%
            common stock and old warrants              or property under the reorganization plan.
----------------------------------------------------------------------------------------------------------------------------


       The reorganization plan provides for certain releases by the debtors of claims against various parties (including the debtors' officers and directors) which claims relate in any way to Cityscape, CSC, the company's trust indentures, the company's credit facilities, the debtors, the reorganization cases, the reorganization plan or the related disclosure statement.

       The Unaudited Pro Forma Consolidated Balance Sheet presented below is based upon the historical consolidated financial position of the debtors as of December 31, 1998. The pro forma adjustments made to the historical consolidated balance sheet (based on the assumptions set forth below) give effect to the reorganization as if that entire series of transactions, including the issuance of the new common stock to the holders of the old senior notes, the old subordinated debentures, and the trade creditors had occurred on December 31, 1998. In addition, since the reorganization is to be effectuated through a plan of reorganization under chapter 11 of the Bankruptcy Code, the provisions of the American Institute of Certified Public Accountants Statement of Position ("SOP") 90-7, (Financial Reporting by Entities in Reorganization under the Bankruptcy
Code), which require the application of fresh start reporting, have been reflected in the pro forma consolidated balance sheet as of December 31, 1998. The pro forma consolidated balance sheet is unaudited and was derived by adjusting the historical balance sheet of the debtors for transactions described in the footnotes. THIS PRO FORMA BALANCE SHEET IS PROVIDED FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED TO BE INDICATIVE OF THE FINANCIAL CONDITION OF THE DEBTORS HAD THE TRANSACTIONS BEEN CONSUMMATED ON THE DATE INDICATED AND ARE NOT INTENDED TO BE PREDICTIVE OF THE FINANCIAL CONDITION OF THE DEBTORS AT ANY FUTURE DATE.

       The pro forma adjustments are based on available information and certain assumptions that the debtors believe are reasonable under the circumstances. The Unaudited Pro Forma Consolidated Balance Sheet and accompanying notes should be read in conjunction with the historical consolidated financial statements of the debtors, including the notes thereto, and the other information pertaining to the debtors appearing in Cityscape's annual report on Form 10-K. In addition, the independent auditors of Cityscape and CSC have neither examined nor compiled the Unaudited Pro Forma Consolidated Balance Sheet and accordingly assume no responsibility for it.

                 UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET
                                DECEMBER 31, 1998
                             (AMOUNTS IN THOUSANDS)

                                                                                                         Adjustments
                                                                      Adjustments                         For Fresh
                                                                          For              After            Start
                                                      Historical     Reorganization    Reorganization     Reporting      Pro Forma
                                                      ----------     --------------    --------------     ---------      ---------
Assets
     Cash And Cash Equivalents                        $  18,405        $  (1,000)  1     $  17,405          $            $  17,405
     Cash Held In Escrow                                  3,769                              3,769                           3,769
     Mortgage Servicing Receivables                                                             -                               -
     Trading Securities                                  33,661                             33,661                          33,661
     Mortgages Held for Sale, Net                       123,346                            123,346                         123,346
     Mortgages Held for Investment, Net                                                         -                               -
     Equipment And Leasehold Improvements, Net                                                  -                               -
     Investment In Discontinued Operations, Net          13,008                             13,008                          13,008
     Income Tax Receivable                                1,550                              1,550                           1,550
     Reorganization Value                                                                                       (600)  7      (600)
     Other Assets                                        15,599               -             15,599                -         15,599
                                                      ---------        ---------         ---------          --------     ---------

Total Assets                                          $ 209,338        $  (1,000)        $ 208,338          $   (600)    $ 207,738
                                                      =========        =========         =========          ========     =========
Liabilities
     Warehouse Financing Facilities                   $ 105,969        $                 $ 105,969          $            $ 105,969
     Accounts Payable and Other Liabilities              23,519                             23,519                          23,519
     Allowance For Loan Losses                                                                  -                               -
     Liabilities Subject to Compromise                   47,804          (47,804)  2            -                               -
     Old Senior Notes                                   300,000         (300,000)  3            -                               -
     Old Subordinated Debentures                        129,620         (129,620)  4            -                 -             -
                                                      ---------        ---------         ---------          --------     ---------

Total Liabilities                                       606,913         (477,424)          129,489                -        129,489
                                                      ---------        ---------         ---------          --------     ---------

Equity (Deficit)
     Old Cityscape Common Stock                             649             (649)  5            -                               -
     Old Cityscape Preferred Stock                            0               (0)  5            -                               -
     Treasury Stock                                        (175)             175   5            -                               -
     New Common Stock                                                        128   5           128                             128
     Additional Paid-In Capital                         175,304              347   5       175,651           (97,529)       78,121
     Retained Earnings (Accumulated Deficit)           (573,354)         476,424   6       (96,929)           96,929   7        -

Total Stockholder's Equity (Deficit)                   (397,575)         476,424            78,849              (600)  7    78,249
                                                      ---------        ---------         ---------          --------     ---------

Total Liabilities and Equity (Deficit)                $ 209,338        $  (1,000)        $ 208,338          $   (600)    $ 207,738
                                                      =========        =========         =========          ========     =========


--------------------

1 To record estimated fees and expenses consisting of estimated financing costs, severance, and professional fees.

2 To record the elimination of interest accrued on the old senior notes and old subordinated debentures and the extinguishment of other liabilities subject to compromise.

3   To record the extinguishment of the old senior notes.

4   To record the extinguishment of the old subordinated debentures.

5 To reflect the issuance of new common stock and the cancellation of old Cityscape common stock, old Cityscape preferred stock and treasury stock.

6 To record the net gain on forgiveness of debt and additional reorganization expenses, as follows:

        Gain on Forgiveness of Debt:
            Extinguishment of the old senior notes                      $300,000
            Extinguishment of the old subordinated debentures            129,620
            Elimination of accrued interest and liabilities
                    subject to compromise                                 47,804
                                                                        --------
            Net gain on forgiveness of debt                              477,424
        Reorganization expenses                                           (1,000)
                                                                        --------
        Total change in retained earnings                               $476,424
                                                                        ========

7 To eliminate the historical deficit and reflect fresh start adjustments (pursuant to SOP 90-7) related to the reorganization value of the reorganized company.


       This summary does not purport to be complete and is qualified in its entirety by reference to the First Amended Joint Plan Of Reorganization filed as exhibit 2.1 and incorporated into this report.

Item 7. Financial Statements, Pro Forma Financial
              Information and Exhibits.

              (c)    Exhibits

                     2.1 First Amended Joint Plan Of Reorganization dated as of April 27, 1999

                                    SIGNATURE

       Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

                                    CITYSCAPE FINANCIAL CORP.
                                      (Registrant)

                                       By: /s/Tim S. Ledwick
                                          --------------------------------------
                                       Name:  Tim S. Ledwick
                                       Title: Vice President and Chief Financial
                                                Officer

Dated:  June 30, 1999

                                INDEX TO EXHIBITS

Exhibits             Description                                                 Page
--------             -----------                                                 ----
2.1                  First Amended Joint Plan Of Reorganization dated as of
                     April 27, 1999